UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2025

MODULAR MEDICAL, INC.

(Exact Name of Registrant as Specified in Charter)

001-41277

(Commission File Number)

Nevada	87-0620495
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

10740 Thornmint Road

San Diego, California 92127

(Address of principal executive offices, with zip code)

(858) 800-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MODD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 10, 2025, Modular Medical, Inc. (the “Company”) entered into an Underwriting Agreement (the “Agreement”) with Newbridge Securities Corporation (the “Underwriter”), relating to a firm commitment underwritten offering (the “Offering”) of (i) 12,173,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), referred to as the “Firm Shares,” and (ii) accompanying warrants exercisable to purchase up to 6,086,500 shares of Common Stock (the “Warrants”), referred to as the “Firm Warrants.” The gross proceeds to the Company from the Offering will be approximately $4.68 million, before deducting underwriting discounts and commissions and offering expenses. Pursuant to the Agreement, the Company agreed to pay the Underwriter a cash fee equal to 7% of the gross proceeds received from the Offering and to reimburse the Underwriter for its expenses incurred in connection with the Offering in an amount up to $85,000.

Each two shares of Common Stock are being offered and sold together with one accompanying warrant at a combined price of $0.77, yielding an effective price of $0.38 per share and $0.01 per warrant. The Warrants will have an exercise price of $0.45 per share (the “Exercise Price”), are exercisable immediately upon issuance, and will expire five years following the date of issuance. The Warrants will be issued pursuant to a warrant agency agreement to be entered into by and between the Company and Colonial Stock Transfer Company, Inc., as warrant agent.

The Offering closed on December 11, 2025 (the “Closing Date”).

The Offering was made pursuant to an effective registration statement on Form S-3 (Registration Statement No. 333- 287313) previously filed with the Securities and Exchange Commission (the “SEC”) on May 15, 2025 and declared effective by the SEC on May 22, 2025, and a preliminary prospectus supplement relating to the Offering dated December 9, 2025 and a final prospectus supplement relating to the Offering dated December 10, 2025.

Pursuant to the Agreement, the Company has granted to the Underwriter a 30-day option (the “Over-allotment Option”) to purchase from the Company (i) up to an additional 1,825,950 shares of Common Stock, representing 15% of the Firm Shares sold in the Offering (the “Option Shares”), and/or (ii) additional Warrants to purchase up to 912,975 shares of Common Stock, representing fifteen percent (15%) of the Firm Warrants sold in the Offering, solely for the purpose of covering over-allotments of such securities, if any. The Company has also agreed to issue to the Underwriter on the Closing Date and each Over-allotment Option Closing Date, if any, a warrant (the “Underwriter Warrant”) for the purchase of a number of shares of Common Stock equal to an aggregate of 7% of the Firm Shares sold on the Closing Date (equal to 852,110 shares) and 7% of the Option Shares sold on each Over-allotment Option Closing Date, if any. The Underwriter Warrant will have substantially the same terms as the Firm Warrants, except that the Underwriter Warrant will have an exercise price equal to 120% of the Exercise Price, will not be exercisable for 180 days from the Closing Date and will include piggyback registration rights that are triggered if there is not an effective registration statement covering all of the shares of Common Stock issuable upon exercise of the Underwriter Warrant.

Pursuant to the Agreement, each of the Company’s directors and executive officers entered into “lock-up” agreements with the Underwriter that, subject to certain exceptions, prohibit, without the prior written consent of the Underwriter, the sale, transfer, or other disposition of securities of the Company for a period of 60 days from the date of the Offering. The Company has agreed not to, subject to certain exceptions, offer, pledge, sell, contract to sell, sell any option, right or warrant to purchase, lend or otherwise transfer or dispose, directly or indirectly, any shares of our capital stock or any securities convertible into or exercisable or exchangeable for shares of capital stock, for a period of 90 days from the date of the Offering.

The foregoing description of the Agreement, the Warrants, and the Underwriter Warrant is not complete and is qualified in its entirety by reference to the full text of the Agreement, the Form of Warrants, and the Underwriter Warrant, copies of which are filed herewith as Exhibits 1.1, 4.1, and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

A copy of the legal opinion of Lucosky Brookman, LLP relating to the Firm Securities is attached hereto as Exhibit 5.1.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 8.01 Other Events.

The Company issued press releases announcing the launch of the Offering on December 9, 2025 and the pricing of the Offering on December 10, 2025. Copies of these press releases are attached hereto as Exhibits 99.1 and 99.2 and are each incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed with this report:

Exhibit Number	Exhibit Description
1.1	Underwriting Agreement, dated as of December 10, 2025, between the Company and Newbridge Securities Corporation
4.1	Form of Warrant
4.2	Form of Underwriter Warrant
5.1	Opinion of Lucosky Brookman, LLP
23.1	Consent of Lucosky Brookman, LLP (included in Exhibit 5.1)
99.1	Press Release dated December 9, 2025, regarding the launch of the Offering
99.2	Press Release dated December 10, 2025, regarding the pricing of the Offering
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODULAR MEDICAL, INC.

Date: December 11, 2025	By:	/s/ James E. Besser
James E. Besser
Chief Executive Officer

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